UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
February 7, 2017

Quotient Technology Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Logue Avenue Mountain View, California 94043
(Address of principal executive offices)
(650) 605-4600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 9, 2017, Quotient Technology Inc. (the “Company”) issued a press release regarding financial results for the fourth quarter and fiscal year ended December 31, 2016. The press release is furnished herewith as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

d) Election of new directors

On February 7, 2017, the board of directors (the “Board”) of the Company elected Mr. Scott Raskin and Mr. Mir Aamir, the Company’s current President and Chief Operating Officer, to serve as members of the Board effective immediately. Mr. Raskin will serve as a Class III director, with a term expiring at the Company’s 2017 annual meeting of stockholders, while Mr. Aamir will serve as a Class I director, with a term expiring at the Company’s 2018 annual meeting of the stockholders. Mr. Raskin has also been appointed to the Compensation Committee of the Company.

Mr. Scott Raskin

Since June 2006, Mr. Raskin, age 55, has served as the President and Chief Executive Officer at Spigit Inc. (formerly known as Mindjet), a provider of innovative management software. Prior to joining Spigit, Mr. Raskin served as President and Chief Operating Officer (from March 2001 to June 2006) at Telelogic AB, a publicly traded, international software company. Additionally, Mr. Raskin currently serves as the Chairman of the board of directors of MariaDB, a Finnish private company (since January 2015), and as a member of the board of directors of Temporary Housing, Inc., an Arizona private company (since October 2015). From January 2012 to July 2014, Mr. Raskin also served on the board of directors of Cision AS, a Swedish, publicly traded company, where he was also a member of the compensation committee of its board of directors. Mr. Raskin holds a Bachelors in Business Administration (B.B.A.) from the University of Texas.

In connection with his service as a director, Mr. Raskin will receive the Company’s standard non-employee director cash and equity compensation. Mr. Raskin will receive an initial grant of a stock option with a grant date value of $250,000 (the “Initial Grant”). The shares underlying the Initial Grant will vest and become exercisable as to 25% of the shares on each anniversary of the date of grant, subject to continued services as a director through the applicable vesting date.

Mr. Raskin will receive a $30,000 annual retainer for his service as a director and $5,000 annual retainer for his service on the compensation committee of the Board, to be paid in quarterly installments after the effective date of his appointment. Starting on the date of the Company’s 2017 annual meeting of stockholders, Mr. Raskin will also be granted a stock option with a grant date value of $150,000 (the “Annual Grant”). The shares underlying the Annual Grant will vest and become exercisable upon the earlier of (i) the day prior to the next year’s annual meeting of stockholders or (ii) one year from the grant date, subject to continued services as a director through the applicable vesting date.

In connection with his appointment, Mr. Raskin and the Company will enter into the Company’s standard form of director indemnity agreement (the “Indemnity Agreement”). In addition to the indemnification required in the Company’s amended and restated certificate of incorporation and amended and restated bylaws, the Indemnity Agreement generally provides for the indemnification of Mr. Raskin for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against him by reason of the fact that he is or was serving in such capacity, to the extent indemnifiable under the law. The foregoing description is qualified in its entirety by the full text of the form of Indemnity Agreement, which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on February 14, 2014 and which exhibit is incorporated by reference herein.

There are no arrangements or understandings between Mr. Raskin and any other persons pursuant to which Mr. Raskin was elected as a director. In addition, Mr. Raskin has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K.

Mr. Mir Aamir

Mr. Aamir, age 44, has served as the President and Chief Operating Officer at the Company since October 2013. From October 2013 to October 2015, Mr. Aamir served as the Chief Financial Officer and Chief Operating Officer of the Company. Prior to joining the Company, Mr. Aamir served in various capacities at Safeway, Inc., from May 2005 to October 2013, including as President of Customer Loyalty and Digital Technologies and Senior Vice President of Marketing Strategy, Financial Planning and Analysis. Mr. Aamir holds a Bachelors in Business Administration (B.B.A.) and a Masters in Business Administration (M.B.A.) in Finance from the Institute of Business at the University of Karachi, and an M.B.A. from the University of Chicago, Booth School of Business.

There are no arrangements or understandings between Mr. Aamir and any other persons pursuant to which he was elected as a director. There are also no family relationships between Mr. Aamir and any director or executive officer of the Company and the Company has not entered into any transactions with Mr. Aamir that are reportable pursuant to Item 404(a) of Regulation S-K. Mr. Aamir will not receive any additional compensation in connection with his appointment to the Board. In connection with his appointment, Mr. Aamir and the Company will also enter into an Indemnity Agreement.

Press Release

On February 9, 2017, Quotient issued a press release regarding the election of the new directors. The press release is furnished herewith as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

The Company issued a press release, dated February 9, 2017, regarding financial results for the fourth quarter and fiscal year ended December 31, 2016. The press release is furnished herewith as Exhibit 99.1.

 The information set forth under Items 5.02, 8.01 and 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

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Item 8.01 Other Events

On February 7, 2017, the Board appointed David E. Siminoff as lead independent director of the Board and Steven R. Boal as Chairman of the Board. Mr. Siminoff has served on the Board since December 2010. Mr. Boal has served on the Board since the Company’s inception in 1998.

The information in Items 2.02, 5.02, 7.01, 8.01 and 9.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated February 9, 2017, regarding financial results of Quotient Technology Inc. for the fourth quarter and fiscal year ended December 31, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quotient Technology Inc.

By:	/s/ Connie Chen
Connie Chen General Counsel

Date: February 9, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated February 9, 2017, regarding financial results of Quotient Technology Inc. for the fourth quarter and fiscal year ended December 31, 2016.